                                                                    EXHIBIT 21.0

Updated to
December 31, 2002

                                  SUBSIDIARIES

Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

                                                                                          Place of
               Name                                                                     Incorporation
---------------------------------                                                       --------------
                               A. GENERAL CORPORATE ADMINISTRATION

Brownly-Consultadoria e Projectos Lda                                                   Madeira Free Zone
CBE Services, Inc.                                                                      Delaware, U.S.
CI Finance, Inc.                                                                        Delaware, U.S.
CI Leasing Company                                                                      Delaware, U.S.
Cooper Bussmann Finance, Inc.                                                           Delaware, U.S.
Cooper Enterprises LLC                                                                  Delaware, U.S.
Cooper Europe Finance LLC                                                               Delaware, U.S.
Cooper Europe Finance SNC                                                               France
Cooper European Finance, Inc.                                                           Delaware, U.S.
Cooper Finance Group L.P.                                                               United Kingdom
Cooper Finance Investment LLC                                                           Delaware, U.S.
Cooper Finance (Bermuda) Ltd.                                                           Bermuda
Cooper Finance USA, Inc.                                                                Delaware, U.S.
Cooper France Finance, Inc.                                                             Delaware, U.S.
Cooper France Finance SNC                                                               France
Cooper France Investment LLC                                                            Delaware, U.S.
Cooper Global LLC                                                                       Delaware, U.S.
Cooper Holdings Ltd.                                                                    Bermuda
Cooper Hungary Group Financing Limited Liability Company                                Hungary
Cooper Industries (Canada) Inc.                                                         Ontario, Canada
Cooper Industries Australia Pensions Pty Ltd                                            Australia
Cooper Industries Australia Pty Limited                                                 Australia
Cooper Industries Finance B.V.                                                          Netherlands
Cooper Industries Finanzierungs-GbR                                                     Germany
Cooper Industries Foreign Sales Company, Limited                                        Barbados
Cooper Industries Foundation                                                            Ohio, U.S.
Cooper Industries International Company                                                 Delaware, U.S.
Cooper Industries, Inc.                                                                 Delaware, U.S.
Cooper Industries, Inc.                                                                 Ohio
Cooper International Company                                                            Delaware, U.S.
Cooper International Finance, Inc.                                                      Delaware, U.S.
Cooper Investment Group L.P.                                                            United Kingdom
Cooper Luxembourg Finance S a r.l.                                                      Luxembourg
Cooper Offshore Holdings Ltd.                                                           Bermuda
Cooper Pensions Limited                                                                 United Kingdom
Cooper Power Systems Finance, Inc.                                                      Delaware, U.S.
Cooper Power Tools Finance, Inc.                                                        Delaware, U.S.
Cooper Securities, Inc.                                                                 Texas, U.S.
Cooper Technologies Company                                                             Delaware, U.S.
Cooper Western Hemisphere Company                                                       Delaware, U.S.
Coopind Inc.                                                                            Delaware, U.S.

                                                                                          Place of
               Name                                                                     Incorporation
---------------------------------                                                       --------------
                                          B.  ELECTRICAL PRODUCTS

Alpha Lighting, Inc.                                                                    Delaware, U.S.
Arrow-Hart, S.A. de C.V.                                                                Mexico
Atlite Inc.                                                                             Delaware, U.S.
Blessing International B.V.                                                             Netherlands
Borden/Reaves, Inc.                                                                     California, U.S.
Broomco (1644) Limited                                                                  United Kingdom
Bussmann do Brasil Ltda.                                                                Brazil
Bussmann International, Inc.                                                            Delaware, U.S.
Bussmann, S.A. de C.V.                                                                  Mexico
BZ Holdings Inc.                                                                        Delaware, U.S.
Capri Codec S.A.                                                                        France
CEAG Apparatebau Hundsbach GmbH & Co. KG                                                Germany
CEAG Apparatebau Hundsbach Verwaltungsgesellschaft mbH                                  Germany
CEAG Benelux B.V.                                                                       Netherlands
CEAG Crouse-Hinds Asia Pacific Pte. Ltd.                                                Singapore
CEAG Electronics GmbH                                                                   Germany
CEAG Flameproof Control Gears Private Limited (51% owned by
     CEAG Sicherheitstechnik GmbH)                                                      India
CEAG Middle East Limited Liability Company (49% owned by
      Cooper Industries International Company)                                          Dubai, U.A.E.
CEAG Notlichtsysteme GmbH                                                               Germany
CEAG Norge AS                                                                           Norway
CEAG Nortem, S.A.                                                                       Spain
CEAG Sicherheitstechnik GmbH                                                            Germany
Componentes de Iluminacion, S.A. de C.V.                                                Mexico
Connectron, Inc.                                                                        New Jersey, U.S.
Cooper (UK) Group plc                                                                   United Kingdom
Cooper (U.K.) Limited                                                                   Delaware, U.S.
Cooper Asia, Inc.                                                                       Delaware, U.S.
Cooper B-Line, Inc.                                                                     Delaware, U.S.
Cooper B-Line Limited                                                                   United Kingdom
Cooper Bussmann, Inc.                                                                   Delaware, U.S.
Cooper Bussmann India Private Limited                                                   India
Cooper Corelite, Inc.                                                                   Delaware, U.S.
Cooper Crouse-Hinds (UK) Ltd.                                                           United Kingdom
Cooper Electric (Shanghai) Co., Ltd.                                                    China
Cooper Electrical Australia Pty. Limited                                                Australia
Cooper Electrical Products Mexico, Inc.                                                 Delaware, U.S.
Cooper Electronic Technologies, Inc.                                                    Florida, U.S.
Cooper Elektrische Ausrustungen GmbH                                                    Germany
Cooper Elektrische Ausrustungen GmbH & Co. Offene                                       Germany
   Handelsgesellschaft
Cooper Industries GmbH                                                                  Germany
Cooper Industries (U.K.) Limited                                                        United Kingdom
Cooper Lighting and Security Limited                                                    United Kingdom
Cooper Lighting de Mexico, S.A. de C.V.                                                 Mexico
Cooper Lighting, Inc.                                                                   Delaware, U.S.A.
Cooper Lighting Internacional, S. de R.L. de C.V.                                       Mexico
Cooper Menvier B.V.                                                                     Netherlands
Cooper Menvier France SARL                                                              France
Cooper Menvier S.A.                                                                     France

                                                                                          Place of
               Name                                                                     Incorporation
---------------------------------                                                       --------------

Cooper Power Systems do Brasil Ltda.                                                    Brazil
Cooper Power Systems, Inc.                                                              Delaware, U.S.
Cooper Power Systems Overseas, Inc.                                                     Delaware, U.S.
Cooper Power Systems, S. de R.L. de C.V.                                                Mexico
Cooper Power Systems Transportation Company                                             Wisconsin, U.S.
Cooper Security Limited                                                                 United Kingdom
Cooper Wiring Devices, Inc.                                                             New York, U.S.
Cooper Wiring Devices de Mexico, S.A. de C.V.                                           Mexico
Cortek Internacional, S.A.                                                              Costa Rica
Crompton Lighting Holdings Limited                                                      United Kingdom
Crompton Lighting International Limited                                                 United Kingdom
Crompton Lighting Investments Limited                                                   United Kingdom
Crouse-Hinds Domex, S.A. de C.V.                                                        Mexico
CTIP Inc.                                                                               Delaware, U.S.
Digital Lighting Holdings Limited (50% owned by Alpha Lighting, Inc.)                   British Virgin Islands
Digital Lighting Co., Limited (50% owned by Digital Lighting Holdings                   Hong Kong
  Limited and 1% owned by Alpha Lighting, Inc.)
Dunfermline Company                                                                     Ireland
EAM Asset Management Corp.                                                              Delaware, U.S.
Electromanufacturas, S.A. de C.V.                                                       Mexico
Fulleon Limited                                                                         United Kingdom
Hi-Tech Enclosures Limited                                                              United Kingdom
Iluminacion Cooper de las Californias S.A. de C.V.                                      Mexico
Industrias AMB, S.A. de C.V.                                                            Mexico
Industrias Royer, S.A. de C.V.                                                          Mexico
McGraw-Edison Company                                                                   Delaware, U.S.
McGraw-Edison Development Corporation                                                   Delaware, U.S.
Menvier CSA Srl                                                                         Italy
Menvier Group plc                                                                       United Kingdom
Menvier Overseas Holdings Limited                                                       United Kingdom
Menvier Research Limited                                                                Ireland
North American Consumer Products, Inc.                                                  Delaware, U.S.
PCV Incorporated                                                                        Delaware, U.S.
PDS Edison Power Systems Co., Ltd.                                                      China
   (60% owned by Cooper Power Systems, Inc.)
PowerStor, Inc.                                                                         California, U.S.
Pretronica Precisao Electronica Lda.                                                    Portugal
Regent Far East Limited                                                                 Hong Kong
Regent Holding Corp.                                                                    Delaware, U.S.
Regent Lighting Corporation                                                             Delaware, U.S.
RL Manufacturing Sdn. Bhd.                                                              Malaysia
RLS Incorporated                                                                        Delaware, U.S.
RTE Far East Corporation                                                                Taiwan
Scantronic Benelux B.V.                                                                 Netherlands
Scantronic Holdings Limited                                                             United Kingdom
Scantronic International Limited                                                        United Kingdom

                                                                                          Place of
               Name                                                                     Incorporation
---------------------------------                                                       --------------

Shanghai RLS Lighting Appliance Manufacturing
  Company Limited (51% owned by Regent Lighting Corporation)                            China
Silver Light International Limited (50% owned by Cooper
      International Company)                                                            British Virgin Islands
Societe Civile Immobiliere NOEMY                                                        France
Transmould Limited                                                                      Ireland
Univel EPE                                                                              Greece

                                                                                          Place of
               Name                                                                     Incorporation
---------------------------------                                                       --------------

                                                C. TOOLS & HARDWARE

Airetool and Yost Superior Realty, Inc.                                                 Ohio, U.S.
     (50% owned by Cooper Power Tools, Inc.)
Collins Associates Ltd.                                                                 British Virgin Islands
Cooper Brands, Inc.                                                                     Delaware, U.S.
Cooper (Great Britain) Ltd.                                                             United Kingdom
Cooper Industries France SARL                                                           France
Cooper Italia S.p.A.                                                                    Italy
Cooper Power Tools B.V.                                                                 Netherlands
Cooper Power Tools de Mexico, S.A. de C.V.                                              Mexico
Cooper Power Tools GmbH Beteiligungen                                                   Germany
Cooper Power Tools, Inc.                                                                Delaware, U.S.A.
Cooper Power Tools GmbH & Co.                                                           Germany
Cooper Tools B.V.                                                                       Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.                                              Mexico
Cooper Tools GmbH                                                                       Germany
Cooper Tools Hungaria Kft.                                                              Hungary
Cooper Tools Industrial Ltda.                                                           Brazil
Cooper Tools Manufacturing, S. de R.L. de C.V.                                          Mexico
Cooper Tools Mexico, Inc.                                                               Delaware, U.S.
Cooper Tools Pty. Limited                                                               Australia
Cooper Tools S.A.                                                                       France
Cooper Tools, Inc.                                                                      Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH                                               Germany
Empresa Andina de Herramientas, S.A.                                                    Colombia
Erem S.A.                                                                               Switzerland
GETA-Werk Gebr. Teipel GmbH                                                             Germany
KME Masinconstruct Romania S.R.L. (90% owned by Cooper
    Tools Hungaria Kft.)                                                                Romania
KME Slovakia, spol. s.r.o. (90% owned by Cooper Tools
     Hungaria Kft.)                                                                     Slovakia
Lufkin Europa B.V.                                                                      Netherlands
Metronix Messgerate und Elektronik GmbH                                                 Germany
Nicholson Mexicana, S.A. de C.V.                                                        Mexico
Recoules S.A.                                                                           France
Societe Civile Immobiliere PRECA                                                        France
Societe Civile Immobiliere R.M.                                                         France
The Cooper Group, Inc.                                                                  Delaware, U.S.

                                                                                          Place of
               Name                                                                     Incorporation
---------------------------------                                                       --------------

                                            D.  INACTIVE SUBSIDIARIES

B & S Fuses Limited                                                                     United Kingdom
Bussmann (U.K.) Limited                                                                 United Kingdom
CSP Industries GmbH                                                                     Germany
Cooper CBL Limited                                                                      United Kingdom
Cooper Power Systems Pty. Ltd.                                                          Australia
Crouse-Hinds de Venezuela, C.A.                                                         Venezuela
DFL Fusegear Limited                                                                    United Kingdom
Eagle Electric MFG. Co. Mexico, S.A. de C.V.                                            Mexico
Edison Fusegear, Inc.                                                                   Delaware, U.S.
Firecom Limited                                                                         United Kingdom
Gardner-Denver (Aust.) Pty. Limited                                                     Australia
Gardner-Denver International, C.A.                                                      Venezuela
Homelink Telecom Limited                                                                United Kingdom
JSB Electrical Limited                                                                  United Kingdom
JSB Mains Lighting Limited                                                              United Kingdom
Kestron Units Limited                                                                   United Kingdom
Mannin Circuits Limited                                                                 Isle of Man
McGraw-Edison Export Corporation                                                        Delaware, U.S.
Menvier (CJS) Ltd.                                                                      United Kingdom
Menvier Electronics International Pty Ltd.                                              Australia
Menvier Limited                                                                         United Kingdom
Menvier Security Limited                                                                United Kingdom
Menvier-Amberlec Systems Limited                                                        United Kingdom
MSG Leasing Limited                                                                     United Kingdom
Premium Safety Products Limited                                                         United Kingdom
Ragtrell Limited                                                                        United Kingdom
Regalsafe Limited                                                                       United Kingdom
Scantronic B.V.                                                                         Netherlands
Scantronic International Holdings B.V.                                                  Netherlands
Scantronic Limited                                                                      United Kingdom
Si-Tronic Srl (49% owned by Scantronic International Limited)                           Italy
Synchrobell Limited                                                                     United Kingdom
WPC Corporation, Inc.                                                                   Delaware, U.S.
WPP, Inc.                                                                               Oregon, U.S.